UNITED STATES
                        SECURITIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                                    Pursuant
                            To Section 18 or 15(d) of
                       the Securities Exchange Act of 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 15, 2006





                                GLOBAL MARINE LTD
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




            NEVADA                    021-84167                 57-1075246
            ------                    ---------                 ----------
(State or other jurisdiction        (Commission              (I.R.S. employer
         of incorporation)          File Number)          identification number)


           1615A Remount Road, North Charleston, South Carolina 29406
               (Address of principal executive offices) (Zip code)



                                 (843) 744-4361
               Registrant's telephone number, including area code



                                      NONE

                  (Former Address If Changed since Last Report)

ITEM 8.01                  OTHER EVENTS

The purpose of this filing is to amend the last paragraph of the previously reported Item 8.01 dated March 2, 2006, as follows.

To date, the registered holder of the Debenture, Gottbetter & Partners ("G&P") has forwarded fourteen notices of conversion to the Issuer. Pursuant to these notices, G&P elected to convert the principle amount and interest of the Debenture in the aggregate sum of $111,780, pursuant to which the Issuer issued 57,654,071 shares of its Common Stock to G&P.











                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     Global Marine LTD
                                                     (Registrant)


Dated: March 20, 2006                       BY: /S/ DOUGLAS W. BEATTY
                                            -------------------------

                                           Douglas W. Beatty, President